AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement, dated as of December 14, 2005, shall serve to amend the Securities Purchase Agreement, dated as of November 18, 2005 (as amended, the “Agreement”), by and among The Furia Organization, Inc., a Delaware corporation, having its headquarters located at 2233 Ridge Road, Suite 102, Rockwell, Texas 75087, and each of the Buyers set forth in the Agreement.

1. The undersigned hereby agree to amend and restate Section 4(l) of the Agreement in its entirety as follows:

“l. Subsequent Investment. The Company and the Buyers agree that, upon the filing by the Company of the Registration Statement to be filed pursuant to the Registration Rights Agreement (the “Filing Date”), the Buyers shall purchase additional Notes (the “Filing Notes”) in the aggregate principal amount of Seven Hundred Fifty Thousand Dollars ($750,000) and additional warrants (the “Filing Warrants”) to purchase an aggregate of 1,500,000 shares of Common Stock, for an aggregate purchase price of Seven Hundred Fifty Thousand Dollars ($750,000), with the closing of such purchase to occur within five (5) days of the Filing Date; provided, however, that the obligation of each Buyer to purchase the Filing Notes and the Filing Warrants is subject to the satisfaction, at or before the closing of such purchase and sale, of the conditions set forth in Section 7. The Company and the Buyers further agree that, upon the declaration of effectiveness of the Registration Statement to be filed pursuant to the Registration Rights Agreement (the “Effective Date”), the Buyers shall purchase additional notes (the “Effectiveness Notes” and, collectively with the Filing Notes, the “Additional Notes”) in the aggregate principal amount of Seven Hundred Fifty Thousand Dollars ($750,000) and additional warrants (the “Effectiveness Warrants” and, collectively with the Filing Warrants, the “Additional Warrants”) to purchase an aggregate of 1,500,000 shares of Common Stock, for an aggregate purchase price of Seven Hundred Fifty Thousand Dollars ($750,000), with the closing of such purchase to occur within five (5) days of the Effective Date; provided, however, that the obligation of each Buyer to purchase the Additional Notes and the Additional Warrants is subject to the satisfaction, at or before the closing of such purchase and sale, of the conditions set forth in Section 7; and, provided, further, that there shall not have been a Material Adverse Effect as of such effective date. The terms of the Additional Notes and the Additional Warrants shall be identical to the terms of the Notes and Warrants, as the case may be, to be issued on the Closing Date. The Common Stock underlying the Additional Notes and the Additional Warrants shall be Registrable Securities (as defined in the Registration Rights Agreement) and shall be included in the Registration Statement to be filed pursuant to the Registration Rights Agreement.”

2. All other provisions of the Agreement shall remain in full force and effect.

ACCEPTED AND AGREED:

THE FURIA ORGANIZATION, INC.

By: /s/ Michael D. Alexander
Michael D. Alexander
Chief Executive Officer

AJW PARTNERS, LLC
By: SMS Group, LLC

By: /s/ Corey S. Ribotsky
Corey S. Ribotsky
Manager

AJW OFFSHORE, LTD.
By: First Street Manager II, LLC

By: /s/ Corey S. Ribotsky
Corey S. Ribotsky
Manager

AJW QUALIFIED PARTNERS, LLC
By: AJW Manager, LLC

By: /s/ Corey S. Ribotsky
Corey S. Ribotsky
Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: First Street Manager II, LLC

By: /s/ Corey S. Ribotsky
Corey S. Ribotsky
Manager